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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60330) of Union Electric Company of our report on the Union Electric Company Savings Investment Plan for the year ended December 31, 1993, dated June 7, 1994 which is incorporated by reference in this Form 11-K.




/s/ PRICE WATERHOUSE

PRICE WATERHOUSE




One Boatmen's Plaza
St. Louis, Missouri

June 24, 1994